                                                                     EXHIBIT 4.1

RTV
COMMON STOCK                COMMON STOCK             INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
CUSIP 759943 10 3

SEE REVERSE FOR CERTAIN RESTRICTIONS

fully paid and nonassessable shares of common stocK, par value $0.001 PER SHARE, of
REPLAYTV, INC.
The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

Dated:
TREASURER AND CHIEF FINANCIAL OFFICER
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

REPLAYTV, INC.

ReplayTV, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

D as tenants in common
D as tenants by the entireties
D as joint tenants with right of
  survivorship and not as tenants
  in common

UNIF GIFT MIN ACT D                Custodian
                                                (Cust)
(Minor)
                                under Uniform Gifts to Minors
                                             Act
(State)

UNIF TRANS MIN ACT D                Custodian
                                                (Cust)
(Minor)
                                under Uniform Transfers to Minors
                                             Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

share
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.